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                                                                  EXHIBIT 10.24

                               FIRST AMENDMENT TO

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), dated as of August 2, 2001, is entered into by and among:

                (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");

                (2) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP., as "Lessors" under the Amended and Restated Participation Agreement referred to in Recital A below (collectively in such capacity, "Lessors");

                (3) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent");

                (4) Each of the financial institutions currently a "Participant" under the Amended and Restated Participation Agreement referred to in Recital A below (collectively in such capacity, the Participants"); and

                (5) ABN AMRO BANK N.V., as agent for the Participants (in such capacity, "Agent").

                                    RECITALS

        A. Lessee, Lessors, Lessor Agent, the Participants and Agent are parties to an Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), which amended and restated a Participation Agreement, dated as of March 31, 2000.

        B. Lessee, Lessors, Lessor Agent, the Participants and Agent now wish to amend the Participation Agreement to clarify certain provisions and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


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        1. DEFINITIONS; INTERPRETATION. Unless otherwise indicated in this
Amendment, (a) each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Amendment, shall have the meaning given to that term in such Schedule 1.01 and (b) the rules of interpretation set forth in
Schedule 1.02 to the Participation Agreement shall apply to this Amendment and are incorporated herein by this reference.

        2. AMENDMENTS TO PARTICIPATION AGREEMENT. The Participation Agreement is hereby amended as follows:

               (a) Schedule 1.01 is amended by adding thereto, in the appropriate alphabetical order, the following definition:

                      "Existing Subordinated Debt" shall mean (a) the
               Indebtedness of Lessee in the principal amount of $345,000,000 outstanding under the 4.25% Convertible Subordinated Notes due March 15, 2004 issued by Lessee pursuant to the Indenture, dated as of March 15, 1999, between Lessee and State Street Bank and Trust Company of California, N.A., as Trustee, and (b) the Indebtedness of Lessee in the principal amount of $500,000,000 outstanding under the Convertible Subordinated Notes due February 15, 2005 issued by Lessee pursuant to the Subordinated Indenture, dated as of February 15, 2000, between Lessee and State Street Bank and Trust Company of California, N.A., as Trustee, in each case, in the form thereof in effect on the date of this Agreement.

               (b) Schedule 1.01 is further amended by changing the definition of "Subordinated Debt" to read in its entirety as follows:

                      "Subordinated Debt" shall mean:

                             (a)    The Existing Subordinated Debt; and

                             (b) Any other Indebtedness of Lessee or any of its
                      Subsidiaries the stated maturity date of any scheduled principal payment of which is not earlier than the first anniversary of the last Scheduled Expiration Date of any Lease Supplement and which is subordinated on terms and conditions reasonably acceptable to Required Participants; provided, that any Subordinated Debt having subordination provisions no more favorable in any material respect to the holder than those attached as Exhibit I hereto shall be deemed to be reasonably acceptable to Required Participants for the purposes hereof.

               Without limiting the foregoing, the terms of such Subordinated Debt shall not include any requirement that the holders thereof approve the issuance of the Senior Debt or Designated Senior Debt (as defined in Exhibit I) entitled to the benefit of such subordination provisions.

        3. REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to Lessors, Lessor Agent, the Participants and Agent that the following are true and correct on the





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date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the date hereof:

                (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. EFFECTIVENESS OF AMENDMENTS. The amendments set forth in Paragraph 2 above shall become effective upon receipt by Agent of this Amendment duly executed by Lessee, Lessors, Lessor Agent, the Participants and Agent and, upon such receipt, shall be deemed to amend the Participation Agreement from the original date thereof as though incorporated in the Participation Agreement as originally executed; subject, however, to the following:

                (a) It shall be a condition subsequent to the effectiveness of the amendments set forth in Paragraph 2 above that Lessee shall deliver to Agent, on or prior to September 30, 2001, the Conforming Amendment (as defined below). If Lessee fails so to deliver the Conforming Amendment, the amendments set forth in Paragraph 2 above shall cease to be effective, and be treated as though never adopted.

                (b) If the amendments set forth in Paragraph 2 above cease to be effective pursuant to Subparagraph 4(a) above, Lessee shall pay not later than October 15, 2001, as additional Base Rent under the Lease Agreement, such additional amount as Lessee would have been required to pay as Base Rent prior to September 30, 2001, had the Participation Agreement not been amended as provided in Paragraph 2 above. (The failure by Lessee to pay any such additional Base Rent during the period from the date of the Participation Agreement through September 30, 2001, will not constitute an Event of Default under the Lease Agreement, notwithstanding that the amendments set forth in Paragraph 2 above cease to be effective, and are treated as though never adopted pursuant to Subparagraph 4(a) above.)

As used herein, each term set forth below shall have the respective meaning given to that term below:




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               "BofA Participation Agreement" shall mean that certain
        Participation Agreement dated as of April 20, 2001 by and among Lessee, First Security Bank, National Association, not in its individual capacity except as expressly stated therein, but solely as certificate trustee and lessor, First Security Trust Company of Nevada, not in its individual capacity except as expressly stated therein, but solely as agent, the certificate purchasers party thereto, and the lenders party thereto.

               "Conforming Amendment" shall mean an amendment to the BofA Participation Agreement, substantially in the form attached hereto as Exhibit A, with such additional changes (if any) reasonably satisfactory to Agent (which approval shall not be unreasonably withheld) in order to cause the definition of "Subordinated Debt" in the BofA Participation Agreement to be substantially the same as the definition of "Subordinated Debt" in the Participation Agreement, as amended hereby (acknowledging, however, that each facility has its own expiration or termination date), and thereby to cause the definition of "Pricing Ratio" in the BofA Participation Agreement to be substantially the same as the definition of "Pricing Ratio" in the Participation Agreement, as amended hereby.

        5. EFFECT OF THIS AMENDMENT. During the period that the amendments set forth in Paragraph 2 above are effective, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended by this Amendment. Except as expressly amended pursuant hereto, (a) the Participation Agreement and the other Operative Documents shall remain unchanged and in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessors, Lessor Agent, the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

        6.     MISCELLANEOUS.

               (a) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Lessee, Lessors, the Participants, Lessor Agent, Agent and their respective permitted successors and assigns. All references in this Amendment to any Person shall be deemed to include all successors and assigns of such Person.

               (b) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                            [Signature pages follow]




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        IN WITNESS WHEREOF, Lessee, Lessors, Lessor Agent, the Participants and
Agent have caused this First Amendment to Restated Participation Agreement to be executed as of the day and year first above written.

LESSEE:                             LSI LOGIC CORPORATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

LESSORS:                            ABN AMRO BANK N.V.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    FBTC LEASING CORP.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

LESSOR AGENT:                       ABN AMRO BANK N.V.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________



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AGENT:                              ABN AMRO BANK N.V.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

PARTICIPANTS:                       ABN AMRO BANK N.V.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    BANK ONE, N.A.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    BANQUE NATIONALE DE PARIS

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    FIRST SECURITY BANK, N.A.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________



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                                    FBTC LEASING CORP.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE FUJI BANK, LIMITED

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    NATIONAL CITY BANK

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    SUMITOMO BANK LEASING AND
                                    FINANCE, INC.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________


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                                    EXHIBIT A

                Form of Amendment to BofA Participation Agreement